                                                                    EXHIBIT 10.9

                        REAL ESTATE PURCHASE AGREEMENT

                                    BETWEEN

                THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY,
                        A WISCONSIN CORPORATION, SELLER

                                      AND

                            KILROY INDUSTRIES, BUYER

                        REAL ESTATE PURCHASE AGREEMENT


                               Table of Contents

Article 1.  Agreement.

Article 2.  Recital.

Article 3.  Basic Terms.

Article 4.  The Transaction.

                  4.1.  Purchase and Sale.
                  4.2.  Escrow.
                  4.3.  Purchase Price.
                        4.3.1.  Initial Earnest Money.
                        4.3.2.  Additional Earnest Money.
                        4.3.3.  Retention and Disbursement of Earnest Money.
                        4.3.4.  Cash at Closing.

Article 5.  Title.

                  5.1.  Title Insurance Commitment.
                  5.2.  Subsequent Matters Affecting Title.
                  5.3.  Survey.

Article 6.  Condition of the Property.

                  6.1.  Inspection of Property.
                  6.2.  Certain Environmental Matters.
                        6.2.1.  Buyer's Environmental Investigation.
                        6.2.2.  Seller's Environmental Reports.
                  6.3.  Termination/Approval.
                        6.3.1.  Buyer's Approval/Right to Terminate.
                        6.3.2.  Seller's Right to Termination.
                  6.4.  Entry Onto Property.
                  6.5.  Estoppel Certificates.
                  6.6.  Representations and Warranties of Seller.

                  6.7.  No Other Representations and Warranties by Seller.
                  6.8.  Survival of Representations and Warranties of Seller.
                  6.9.  Seller Indemnity.
                  6.10. Representations and Warranties of Buyer.
                  6.11. Buyer Indemnity.
                  6.12. Management of the Property.
                  6.13. Leasing.

Article 7.  Closing.

                  7.1.  Buyer's Obligations.
                  7.2.  Seller's Obligations.
                  7.3.  Deposits in Escrow.
                        7.3.1.  Seller's Deposits.
                        7.3.2.  Buyer's Deposits.
                        7.3.3.  Joint Deposits.
                        7.3.4.  Other Documents.
                  7.4.  Costs.
                  7.5.  Title Insurance.
                  7.6.  Prorations.
                  7.7.  Insurance.
                  7.8.  Close of Escrow.
                  7.9.  Deliveries to Buyer.
                  7.10. Recorded Instruments.
                  7.11. Possession.

Article 8.  Casualty.

Article 9.  Condemnation.

Article 10. Notices.

Article 11. Successors and Assigns.

Article 12. Brokers.

Article 13. Covenant Not to Record.

Article 14. Default.

                  14.1.  Default By Buyer.
                  14.2.  Default By Seller.

Article 15.  Non-Default Termination.

Article 16.  Miscellaneous.

                  16.1.  Survival of Representations, Covenants, and
                         Obligations.
                  16.2.  Attorneys' Fees.
                  16.3.  Publicity.
                  16.4.  Captions.
                  16.5.  Waiver.
                  16.6.  Time.
                  16.7.  Controlling Law.
                  16.8.  Severability.
                  16.9.  Construction.
                  16.10. Finance Committee Approval.
                  16.11. Execution.
                  16.12. Amendments.
                  16.13. Entire Agreement.
                  16.14. Exhibits.

                                                                     SRE 331269


                        REAL ESTATE PURCHASE AGREEMENT

     1.   Agreement.
          ---------

     This Real Estate Purchase Agreement ("Agreement") is made and entered into as of the Date of Agreement between The Northwestern Mutual Life Insurance Company ("NML" or "Seller") and Kilroy Industries ("Industries" or "Buyer").

     2.   Recitals.
          --------

     A. "Kilroy" (as defined below) was the owner, free and clear of all liens and claims except the Mortgage (as defined in the "Settlement Agreement" referenced below), of a leasehold interest created by the "Ground Lease" (described below) in and to the Property described below. As used herein, "Kilroy" refers to Kilroy Long Beach Associates, a California limited partnership in which Kilroy Industries (the Buyer hereunder) was the general partner. The "Ground Lease" means that certain Lease Agreement made the 24th day of January 1989 by and between Kilroy Long Beach Associates, as "Developer", and the City of Long Beach, as "Landlord"; a Short Form of which Ground Lease was recorded in Los Angeles County, California, on January 31, 1989 as Document No. 89 159802.

     B. As owner, Kilroy developed and leased the "Improvements" on the "Land" (both as defined below).

     C. Pursuant to a Settlement Agreement made as of the 21st day of July, 1993, by and between Kilroy and Seller (the "Settlement Agreement"), the Ground Lease and the lessee's interest under the Ground Lease in the Improvements were conveyed by Kilroy to Seller by an Assignment of Developer's Interest as Lessee in Ground Lease dated July 21, 1993 which was recorded in Los Angeles County, California, on July 23rd 1993 as Document No.931422619.

     D. NML, as "Owner", and Kilroy, as "Operator", entered into a Management and Operating Agreement (the "Management Agreement") pursuant to which Kilroy has managed the Property for NML.

     E. NML, as "Landlord", and De Vry, Inc., as "Tenant", entered into an Office Building Lease for the Property dated July 29, 1994 for reference purposes (the "De Vry Lease").

     F. Kilroy and Industries, as "Licensor", and De Vry, Inc., as "Licensee", entered into a Parking License Agreement (the "License Agreement") dated July 29, 1994 for reference purposes, pursuant to which the Licensor granted to De Vry a license to use a portion of certain property owned by Kilroy (as described in the License Agreement) as off-site parking for the Property. Kilroy, De Vry, Inc. and the City of Long Beach entered into a Non-Disturbance Agreement from the Master Lessor dated August 8, 1994 with regard to the License Agreement.

     G. Buyer desires to purchase from Seller and Seller desires to sell to Buyer all of Seller's interest in the Property.

     NOW, THEREFORE, it is agreed as follows:

     3.  Basic Terms.
         -----------

     As used herein, the following Basic Terms are hereby defined to mean:

Approval Date.                   September 20, 1996.
--------------

Broker.                          Eastdil Broker Services, Inc.
-------

Broker's Commission.             $552,187.50
--------------------

Buyer's Address for Notices.     2250 East Imperial Highway, Suite 1200
----------------------------     El Segundo, California 90245
                                 Attn:  Jeffrey Hawken

     with a copy to:             Marshall L. McDaniel, Esq.
                                 McDaniel & McDaniel
                                 2250 East Imperial Highway, Suite 1200
                                 El Segundo, CA 90245

Closing Date.                    October 25, 1996
-------------

Date of Agreement.               September 2, 1996
------------------

Initial Earnest Money.           $25,000.00
----------------------

Additional Earnest Money.        $100,000
-------------------------

Escrowholder.                    Chicago Title Insurance Company
-------------

Estoppel Tenants.                Olympus America, Inc.
-----------------                McDonnell Douglas Corporation
                                 Federal Express
                                 Lanier Worldwide
                                 Urban Science Application
                                 Leviton Manufacturing Company
                                 Chilton Company
                                 De Vry, Inc.

Involved Seller Employee(s)      Gary Farmer and Robert Ralls
---------------------------

Materiality Limit                $1,000,000
-----------------
(re: Casualty and Condemnation)
-------------------------------

Property.                        The Seller's interest in certain real property
---------                        commonly known as Kilroy Airport Center, Long
                                 Beach, Phase I located at 3880 and 3900 Kilroy
                                 Airport Way, Long Beach, California, 90806 within the County of Los Angeles and State of California, which real property is more particularly described on Exhibit "A-1" attached hereto and incorporated herein by this reference (the "Land"), together with the following: (a) all buildings, improvements and structures located on the Land (hereinafter collectively referred to as the
                                 "Improvements"); (b) the Seller's interest in all personal property owned by the Seller and used in the operation of the Land or Improvements to the extent any exist, including all fixtures and appliances, furniture and furnishings, equipment and supplies, signage and lighting systems (hereinafter collectively referred to as the "Personal Property" as described on Exhibit G hereto); (c) all of Seller's interest in and to all leases for space in the Property;
                                 and (d) such other rights, interests and properties as may be specified in this Agreement to be sold, transferred, assigned or conveyed by Seller to Buyer. (The Seller's interest in the Land, Improvements, Personal
                                 Property, together with the other rights and interests described above, are hereinafter collectively referred to herein as the "Property".)

Purchase Price.                  $23,250,000.00
---------------

Seller's Address for Notices.    The Northwestern Mutual Life Insurance Company
-----------------------------    AT&T Building
                                 Suite 2100
                                 611 West Sixth Street
                                 Los Angeles, CA 90017
                                 Attn: Robert Ralls

     with copy to:               The Northwestern Mutual Life
                                 Insurance Company
                                 720 East Wisconsin Avenue
                                 Milwaukee, WI 53202
                                 Attn: Susan Koleas

Tenant Lease or Leases.          Each lease listed on Exhibit B-1 hereto, and
-----------------------          those leases entered into by Seller after the
                                 Date of Agreement.

Title Insurer.                   Chicago Title Insurance Company
--------------

     4.     The Transaction.
            ----------------

     4.1    Purchase and Sale. Subject to the provisions hereof, Seller shall,
            ------------------
on or before the Closing Date, convey the Property to Buyer by an

Assignment (the "Assignment") in substantially the form as Exhibit A attached hereto, subject to those matters permitted therein.

     4.2    Escrow. In order to effect the conveyance contemplated by this
            ------
Agreement, the parties hereto agree to open escrow at Escrowholder. Escrowholder shall serve in the capacity of escrowholder hereunder if, and only if, Seller has received an insured closing letter from Title Insurer, satisfactory to Seller, insuring Seller against any loss or damage that Seller may incur as a result of Escrowholder's failure to comply with Seller's closing instructions; otherwise, Title Insurer shall serve as Escrowholder. A copy of this Agreement shall be furnished to the Escrowholder upon full execution hereof.

     4.3    Purchase Price. Subject to the provisions hereof, Buyer agrees to
            --------------
pay the Purchase Price for the Property to Seller as follows:

     4.3.1  Initial Earnest Money. At the time of execution of this Agreement by
            ---------------------
Buyer and Seller, Buyer shall deposit with Escrowholder the Initial Earnest Money and Buyer shall cause Escrowholder to notify Seller, no later than two (2) business days after Escrowholder's receipt thereof, that Escrowholder has received the Initial Earnest Money in cash and is holding same in accordance with the terms hereof. Failure of Buyer to timely deposit the Initial Earnest Money with Escrowholder shall constitute a material default by Buyer hereunder.

     4.3.2  Additional Earnest Money, At the expiration of the Inspection
            ------------------------
Period (as defined in Section hereof entitled "Inspection of Property"), if Buyer has not terminated this Agreement, Buyer shall deposit with Escrowholder the Additional Earnest Money and Buyer shall cause Escrowholder to notify Seller, no later than two (2) business days after Escrowholder's receipt thereof, that Escrowholder has received the Additional Earnest Money in cash and is holding same in accordance with the terms hereof. Failure of Buyer to timely deposit the Additional Earnest Money with Escrowholder shall constitute a material default by Buyer hereunder (the Initial Earnest Money and the Additional Earnest Money hereinafter collectively referred to as the "Earnest Money").

     4.3.3  Retention and Disbursement of Earnest Money. In accordance with the
            -------------------------------------------
terms of this Agreement, the Earnest Money shall be either (i) applied against the Purchase Price, (ii) refunded to Buyer, or (iii) retained by Seller as otherwise provided herein. The Earnest Money shall be held in an interest bearing account at a bank in the name of Escrowholder.

The Escrowholder shall not disburse any of the Earnest Money except: (i) by application of same against the Purchase Price at Closing (as defined in the Section hereof entitled "Closing"), (ii) in accordance with written instructions executed by both Buyer and Seller, or (iii) in accordance with the following procedure:

     If Buyer or Seller, by notice to the Escrowholder, makes demand upon the Escrowholder for the Earnest Money (the "Demanding Party"), the Escrowholder shall, at the expense of the Demanding Party, give notice of such demand (the "Notice of Demand") to the other party (the "Other party"). If the Escrowholder does not receive notice from the Other Party contesting such disbursement of the Earnest Money within five (5) business days from the date on which the Notice of Demand was given, the Escrowholder shall disburse the Earnest Money to the Demanding Party. In the event that the Escrowholder does receive notice from the Other Party contesting such disbursement of the Earnest Money within five (5) business days from the date on which the Notice of Demand was given, the Escrowholder shall thereafter disburse the Earnest Money only in accordance with written instructions executed by both Buyer and Seller, or if no such instructions are received by Escrowholder, then in accordance with a final, non-appealable court order.

     4.3.4  Cash at Closing.  Buyer shall pay to Seller the Purchase Price in
            ---------------
cash at the Closing, plus or minus the amount of any prorations required by this Agreement, and the amount of Earnest Money then held by Escrowholder, plus any interest thereon, shall be applied against the Purchase Price. Seller and Buyer agree that no portion of the Purchase Price shall be allocated to the Personal Property.

     5.     Title.
            -----

     5.1    Title Insurance Commitment.  Seller shall, as soon as reasonably
            --------------------------
possible after the Date of Agreement, obtain a title insurance commitment from Title Insurer with respect to the Property, together with legible copies of the exceptions set forth in such commitment, with the cost thereof to be paid in accordance with the Section hereof entitled "Costs". Buyer shall have ten (10) business days after its receipt of the Commitment to examine same and to notify Seller in writing of its objections to title due to (i) the existence of any items which would adversely affect the then current use of the Property or
(ii) constitute liens upon the Property in favor of Seller relating to Seller's former interest therein as leasehold mortgagee (all items so objected to being hereinafter referred to as the "Objectionable Items"), provided, however, that Buyer may not object to any matter affecting title to the Property as of the date of the Settlement Agreement (except only for the Mortgage or other liens in favor of Seller relating to Seller's former interest therein as leasehold mortgagee), all of which shall conclusively be deemed to be "Permitted Exceptions". All other matters affecting title to the Property as of the date of the Commitment, except those specifically and timely objected to by Buyer in accordance with this Section shall be deemed approved by Buyer and shall also be deemed to be "Permitted Exceptions". If Buyer timely notifies Seller of any Objectionable Items, Seller may, but shall not be obligated to, cure or remove same. If Seller does cure or remove all such Objectionable Items, Buyer shall be obligated to proceed with Closing. Such Objectionable Items shall be deemed removed or cured if Buyer obtains, at Closing, an ALTA extended coverage Owner's Policy of Title Insurance (1970 form) in the amount of the Purchase Price in favor of Buyer as the grantee of Seller's interest in the Property with such Objectionable Items having been removed as exceptions or insured over by Title Insurer. Seller shall notify Buyer, within ten (10) business days after Seller's receipt of Buyer's notice of Objectionable Items, as to which Objectionable Items Seller is willing to remove or cure ("Seller's Election"); and if no such notice is given within such time period, Seller shall be deemed to have elected not to cure any of the Objectionable Items. If Seller is unwilling or unable to cure some or all of the Objectionable Items, Buyer shall, as its sole and exclusive remedy in such event, make an election in writing ("Buyer's Election"), within five (5) business days after receipt by Buyer of Seller's Election (or the expiration of the time period for Seller to make Seller's Election if Seller fails to send notice of Seller's Election) either:

     (a) To accept title to the Property subject to the Objectionable Items which Seller is unwilling or unable to cure (all such items being thereafter included in "Permitted Exceptions"), in which event the obligations of the parties hereunder shall not be affected by reason of such matters, the sale contemplated hereunder shall be consummated without reduction of the Purchase Price, and Buyer shall have no further right to terminate this Agreement pursuant to this Section; or,

     (b) To terminate this Agreement in accordance with the Section hereof entitled "Non-Default Termination".

If Seller has not received Buyer's Election within such five (5) business day period, Buyer shall be deemed conclusively to have elected to accept title to the Property subject to the Objectionable Items which Seller is unwilling or unable to cure (all such items being thereafter included in "Permitted

Exceptions"), without reduction of the Purchase Price in accordance with Subsection (a) above.

Seller shall use good faith efforts to obtain the consent of the City of Long Beach to the Assignment, in the form set forth on Exhibit "A" hereto, but if for any reason whatsoever Seller does not obtain such consent of the City of Long Beach on or before the Closing, this Agreement shall terminate in accordance with the Section hereof entitled "Non-Default Termination".

Anything to the contrary herein notwithstanding, under no circumstances shall Seller be obligated to give the Title Insurer any certificate, affidavit or other undertaking of any sort which might result in potential liability to Seller in excess of the liability being undertaken by Seller in delivering the Assignment to Buyer in accordance with the terms of this Agreement.

     5.2  Subsequent Matters Affecting Title.  If, for any reason whatsoever,
          ----------------------------------
the title insurance policy which would otherwise be delivered to Buyer at Closing reflects, as exceptions, any items other than Permitted Exceptions or such Objectionable Items which Buyer has previously elected to accept in accordance with the Section hereof entitled "Title Insurance Commitment", which would materially, adversely affect the then current use of the Property, such items shall, if and only if Buyer shall give written notice thereof to Seller no later than the date of Closing, be deemed "Objectionable Items," and, if Buyer shall so give notice to Seller, then:

     (a) The Closing shall, at Seller's option, be postponed to the first business day which is at least thirty (30) days after the date previously set for Closing; and

     (b) The rights and obligations of Buyer and Seller with regard to such Objectionable Items shall be as set forth in the Section hereof entitled "Title Insurance Commitment".

     5.3  Survey.  Buyer has the option, provided that Buyer does so promptly
          ------
after the Date of Agreement, at Buyer's sole cost and expense, to obtain a survey of the Property, and upon completion shall provide certified original surveys to Seller and Title Insurer, and cause the Title Insurer to issue a supplement to the title insurance commitment setting forth those items which such survey and any inspection reveal and which would be listed as exceptions in an ALTA policy of title insurance covering the Property ("ALTA Supplement"). If as a result of reviewing the survey and the ALTA Supplement, the Buyer or Title Insurer determines there are additional exceptions to title other than Permitted Exceptions which, in Buyer's sole judgment, would materially adversely affect Buyer's intended use of the Property, such items shall, if and only if Buyer shall give written notice thereof to Seller no later than ten (10) business days after Buyer's receipt of the survey, be deemed "Objectionable Items," and, if Buyer shall so give notice to Seller, then the rights and obligations of Buyer and Seller with regard to such Objectionable Items shall be as set forth in the Section hereof entitled "Title Insurance Commitment".

     6.     Condition of the Property.
            --------------------------

     6.1    Inspection of Property. Subject to the provisions of the Sections
            -----------------------
hereof entitled "Entry onto Property", "Buyer Indemnity" and "Seller's Environmental Reports", from the Date of Agreement until the Approval Date (the "Inspection Period"), Buyer shall have the right to conduct, at its own expense, an inspection of the Property to do the following:

     (a) at its election and cost, determine zoning and financial aspects of the Property, enter upon the Property for purposes of examining its terrain, access thereto and physical condition, conducting environmental and other studies, doing engineering work, conducting site analyses and making any test or inspection Buyer may deem necessary related to the Property. During the Inspection Period Seller will provide Buyer and its representatives with reasonable access to the Property subject to the provisions of the Section hereof entitled "Entry Onto Property". Buyer's inspection rights shall be subject to the rights of the Tenant(s), including without limitation, rights of quiet enjoyment, and Buyer agrees that it will not unreasonably interfere with any Tenant(s) or contractors on the Property. Except to the extent that Buyer would be in violation of any law, Buyer agrees to hold in strict confidence any information obtained during the Inspection Period and the documents and information disclosed to Buyer pursuant hereto and pursuant to this Agreement, provided, however that Buyer may share such information with the consultants, legal counsel, lender's representatives and other similar parties it retains in connection with the purchase of the Property provided that Buyer takes all reasonable steps to ensure that they hold such information in strict confidence. Buyer agrees to provide Seller with copies of any reports generated in connection with the Property ("Inspection Reports"). Failure to so hold such information obtained during the Inspection Period in strict confidence, or to promptly provide Seller with copies of any Inspection Reports, shall constitute a material default hereunder on the part of Buyer.

     (b) As an affiliate of the Operator of the Property (pursuant to the Management Agreement), Buyer has access to the following to the extent Seller has in its possession relating to the Property: (i) copies of the income and expense operating statements for the Property for the most recent two (2) calendar years and the partial current year, (ii) Tenant Leases, along with a standard form lease, if any, (iii) the real property tax assessment and tax bills with respect to the Property for the past year, (iv) utility bills which have been the obligation of Seller for the preceding twelve (12) months, (v) all available warranties and guarantees,
     (vi) available licenses and permits, if any; (vii) all vendor service contracts which Seller is proposing to assign, including any and all amendments thereto, as described in Exhibit J hereto, (viii) available soils reports, if any, (ix) maintenance reports, (x) invoices and (xi) any correspondence with Tenant(s).

     6.2    Certain Environmental Matters.
            ------------------------------

     6.2.1  Buyer's Environmental Investigation.  Buyer, at its option, may
            ------------------------------------
conduct, at Buyer's cost, such independent investigation and inspection of the Property as Buyer shall deem reasonably necessary to ascertain the environmental condition of the Property. Buyer shall immediately deliver to Seller any reports or other results of Buyer's environmental investigation of the Property ("Buyer's Environmental Report(s)"). Seller shall permit Buyer to undertake testing on the Property to assess its environmental condition provided that, prior to undertaking any such testing, Buyer and Seller shall enter into an agreement which sets forth Buyer's and Seller's rights and obligations with respect to such testing, in a form as set forth in Exhibit K attached hereto and incorporated herein to be completed with specifics of such testing as deemed reasonably acceptable to Seller. Buyer agrees not to disturb any asbestos which may be on the Property, and if this transaction is not consummated for any reason, to immediately repair any damage to the Property directly or indirectly caused by any acts of Buyer or Buyer's agents in connection with Buyer's Environmental Report(s). BUYER HAS BEEN EXPRESSLY ADVISED BY SELLER TO CONDUCT AN INDEPENDENT INVESTIGATION AND INSPECTION OF THE PROPERTY (subject to the provisions hereof), UTILIZING EXPERTS AS BUYER DEEMS NECESSARY. This Section shall survive Closing or termination of this Agreement.

     6.2.2  Seller's Environmental Reports.  Buyer may examine the
            -------------------------------
environmental reports in Seller's possession ("Existing Environmental Report(s)") which have been prepared on the Property as described on Exhibit "C" hereto, copies of which are being furnished to Buyer contemporaneously with the full execution of this Agreement. In addition, Seller may, but shall not be required to conduct further environmental testing of the Property by a firm selected by Seller, the cost of which shall be paid by Seller of Future Environmental Report") (Existing Environmental Report(s) and any Future Environmental Report(s) are hereinafter collectively referred to as "Seller's Environmental Reports"). Seller Shall provide Buyer with a copy of any final Future Environmental Report as soon as possible after the Date of Agreement. Anything to the contrary herein notwithstanding, Seller shall have no responsibility or liability with respect to the results or any inaccuracies of any Seller's Environmental Report(s), and makes no representations or warranties whatsoever regarding (i) the completeness of Seller's Environmental Report(s),
(ii) the truth or accuracy of Seller's Environmental Report(s) or (iii) the existence or nonexistence of any hazardous or toxic wastes or materials in, on or about the Property. Further, Seller is not assigning Seller's Environmental Report(s) to Buyer or granting Buyer any rights with respect to the environmental firms used by Seller.

     6.3    Termination/ Approval.
            ----------------------

     6.3.1  Buyer's Approval Notice/Right to Terminate.
            -------------------------------------------

     (a) On or before the expiration of the Approval Date, Buyer shall deliver to Seller and Escrowholder a written notice of "Approval Notice") to the effect that Buyer has approved the condition of the Property and chooses to proceed under the terms of the Agreement. At the time of Buyer's delivery of the Approval Notice, Buyer shall deposit with Escrowholder the Additional Earnest Money, was required in accordance with the Section hereof entitled "Additional Earnest Money". Buyer shall also specify in the Approval Notice those contracts which Buyer elects to have assigned to it, and the failure of Buyer to so specify shall be deemed to be an election by Buyer to have all contracts assigned to it and assume all contracts (except Seller's contract with the management company for the Property). If Buyer fails to timely send an Approval Notice, Buyer will be conclusively deemed to have terminated the Agreement, in which event this Agreement shall terminate in accordance with the Section hereof entitled "Non-Default Termination".

     (b) In addition to Buyer's rights under Subsection (a) above, in the event Seller shall deliver to Buyer Seller's Environmental Report at any time after the date which is ten (10) business days before the Approval Date, and if Buyer is not satisfied with Seller's Environmental Report based solely on matters not previously disclosed or known to Buyer, Buyer shall have the right to terminate this Agreement, in accordance with the Section hereof entitled "Non-Default Termination", by giving Seller notice of such termination on or before the date which business days after Buyer's receipt of Seller's Environmental Report ("Buyer's Review Date"). If Buyer receives any of Seller's Environmental Reports less than ten (10) business days before the Closing, then the Closing shall be postponed to one (1) business day after Buyer's Review Date, or such other date to which Buyer and Seller may mutually agree upon. If Seller shall not timely receive a notice of termination from Buyer, Buyer shall be conclusively deemed to have approved the results of Seller's Environmental Report and Buyer shall have no further right to terminate this Agreement with respect to matters set forth in this Section.

     6.3.2  Seller's Right to Terminate. If Seller is not satisfied with Buyer's
            ----------------------------
Environmental Report or with any Future Environmental Report, Seller shall have the right to terminate this Agreement, in accordance with the Section hereof entitled "Non-Default Termination", by giving Buyer notice of termination on or before the date which is ten (10) business days after Seller's receipt of Buyer's Environmental Report or of any Future Environmental Report (the "Seller's Review Date"). If Seller receives Buyer's Environmental Report, or any Future Environmental Report less than ten (10) business days before Closing, then Closing shall, at Seller's option, be postponed one (1) business day after Seller's Review Date, or such other date to which Buyer and Seller may mutually agree upon. If Buyer shall not timely receive notice of termination from Seller, Seller shall be conclusively deemed to have reviewed the results of Buyer's Environmental Report and any Future Environmental Report, and Seller shall have no further right to terminate this Agreement with respect to matters set forth in this Section.

     6.4    Entry onto Property. Buyer and its agents shall observe all
            -------------------
appropriate safety precautions in conducting Buyer's inspection of the Property. Buyer shall indemnify, defend and hold Seller harmless from and against any losses, damages, expenses, liabilities, claims, demands and causes of action (together with any legal fees and other expense incurred by Seller in connection therewith), resulting directly or indirectly from, or in connection with, any inspection of or other entry upon the Property (including any investigation of the Property necessary for completion of Buyer's Environmental Report and any entry onto the Property with the authorization of Seller) by Buyer, or its agents, employees, contractors or other representatives, including, without limitation, any losses, damages, expenses, liabilities, claims, demands and causes of action resulting, or alleged to be resulting, from injury or death of persons, or damage to the Property or any other property, or mechanic's or materialmen's liens placed against the Property in connection with Buyer's inspection thereof. This Section shall survive Closing or termination of this Agreement.

     6.5.   Estoppel Certificates. On or before the Closing Date, with respect
            ----------------------
to each Estoppel Tenant then in the Property, Seller shall use its best efforts to furnish to Buyer, an estoppel certificate completed by the Tenant, on Tenant's form reasonably acceptable to Buyer and Seller. Without affecting Buyer's or Seller's rights or obligations pursuant to this Agreement, Buyer and Seller agree to negotiate in good faith with each other and with any Estoppel Tenant to resolve any claim disclosed in an estoppel certificate against Seller, as landlord, which Buyer reasonably deems will materially and adversely affect Buyer's interest in the Property after the Closing Date. If Seller is not reasonably able to obtain an estoppel certificate from any Estoppel Tenant on or before the Closing Date, the same shall not be a default by Seller and Buyer shall nonetheless be obligated to close the purchase of the Property. In light of the fact that Buyer is intimately familiar with the operation and leasing of the Property as a result of its role as manager thereof, Buyer shall be deemed to have full knowledge of all matters relating to all leases affecting the Property.

     6.6    Representations and Warranties of Seller. Subject to the limitations
            -----------------------------------------
set forth in the Sections hereof entitled "No Other Representations and Warranties by Seller" and "Seller Indemnity", Seller hereby represents and warrants that, except as set forth in Exhibit "D" hereto, to the best of Seller's actual knowledge as of the Date of Agreement:

     (a) Seller has received no notice, not subsequently cured, from any governmental entity citing the Seller for any material violation of any building or zoning laws which are applicable to the present use and occupancy of the Property.

     (b) Seller has not been served in any litigation, arbitration or other judicial, administrative or other similar proceedings involving, related to, or arising out of the Property which is currently pending, and which would have a material impact on Buyer's ownership or operation of the Property.

     (c) Subject to the provisions of the Section hereof entitled "Finance Committee Approval", Seller, and the individuals signing this Agreement on behalf of Seller, have the full legal power, authority and right to execute and deliver, and to perform their legal obligations under this Agreement, and Seller's performance hereunder and the transactions contemplated hereby, have been duly authorized by all requisite action on the part of Seller and no remaining corporate action is required to make this Agreement binding on Seller.

     (d) There are no service or maintenance contracts in effect regarding the Property which will become obligations of Buyer following the Closing, except those contracts, if any, which Seller has agreed to assign and Buyer has agreed to assume.

     (e) Seller has received no written notice from any governmental agency with respect to any Hazardous Materials contamination on the Property, or with respect to any investigation, administrative order, consent order or agreement, litigation or settlement with respect to Hazardous Material or Hazardous Material contamination that is in existence with respect to the Property. As used herein, "Hazardous Material" means any hazardous, toxic or dangerous waste, substance or material, as defined for purposes of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, or any other federal, state or local law, ordinance, rule or regulation, applicable to the Property, and establishing liability standards or required action as to reporting, discharge, spillage, storage, uncontrolled loss, seepage, filtration, disposal, removal, use or existence of a hazardous, toxic or dangerous waste, substance or material.

     Buyer hereby acknowledges that "Seller's actual knowledge", upon which all of the representations and warranties set forth are based, means only the current actual knowledge of the Involved Seller Employee(s), without conducting any investigations whatsoever.

     The sole and exclusive obligations of Seller with respect to the representations and warranties set forth in this Section shall be as set forth in the Section hereof entitled "Seller Indemnity".

     6.7    No Other Representations and Warranties by Seller. Except as set
            --------------------------------------------------
forth in the Section hereof entitled "Representations and Warranties of Seller", and the warranty expressly set forth in the Assignment, Seller makes no other, and specifically negates and disclaims any other representations, warranties, promises, covenants, agreements or guarantees of any kind or character whatsoever, whether express or implied, oral or written, past, present or future, of, as to, concerning, with respect to or regarding title to the Property, the physical condition of the Property and any Personal Property listed in Exhibit "G-1" hereof, the compliance of the Property with applicable government regulations, including, without limitation, the Americans with Disabilities Act, or the past or future operating results of the Property.

     6.8    Survival of Representations and Warranties of Seller. Except for the
            -----------------------------------------------------
warranties set forth in the Assignment, which shall survive indefinitely, all representations and warranties set forth in this Agreement or in any document to be executed by Seller and delivered to Buyer at the Closing, shall survive for a period of one year after the Closing Date only.

     6.9    Seller Indemnity. Seller hereby gives Buyer the following
            -----------------
indemnities, which, subject to the limitations set forth herein, shall be the sole and exclusive obligations of Seller from and after Closing with respect to the Property:

     (a) As Buyer's sole and exclusive remedy with regard to the condition of the Property, Seller shall indemnify Buyer against any actual, direct damages (and reasonable attorneys' fees and other legal costs) which Buyer can prove Buyer would not have incurred absent inaccuracy in the representations and warranties of Seller set forth in the Section hereof entitled "Representations and Warranties of Seller" as of the Closing, provided, however, that such agreement by Seller to so indemnify, defend and hold Buyer harmless:

          (1) shall be inapplicable to any claims, suits, actions, damages, costs, charges and expenses attributable to any state of facts of which Buyer (or any affiliate of Buyer) has or should have knowledge on or before the Closing (including, without limitation, any information Buyer and its affiliates should have known as manager, developer and former owner of the Property); and

          (2) shall be null and void except to the extent that Seller has received notice from Buyer within one year of Closing referring to this

     Section and specifying the amount, nature and facts underlying any claim being made by Buyer under this indemnity by Seller.

      (b) As Buyer's sole and exclusive remedy with regard to the operation of the Property, Seller shall indemnify Buyer against any actual, direct damages resulting from the claims of third parties concerning the overt acts of Seller in connection with Seller's operation of the Property prior to the date the Closing occurs, but only if and to the extent that such claims relate to:

          (1) matters which are in fact insured against by commercial liability insurance; or

          (2) intentional torts committed by Seller.

The provisions of this Section shall survive Closing, subject to limitations set forth herein.

     6.10   Representations and Warranties of Buyer. Buyer hereby represents and
            ----------------------------------------
warrants to Seller that:

     (a) Buyer, has the full legal power, authority and right to execute and deliver, and to perform its legal obligations under this Agreement, and Buyer's performance hereunder and the transactions contemplated hereby have been duly authorized by all requisite action on the part of Buyer and no remaining action is required to make this Agreement binding on Buyer. The individuals signing this Agreement on behalf of Buyer have authority to do so. The provisions of this Section shall survive Closing.

     (b) Having been given the opportunity to inspect the Property, Buyer is relying, and will rely, solely on its own investigations of the title to, and physical condition of, the Property and the operating history and future potential of the Property as it deems appropriate and, to the maximum extent permitted by law, Buyer acknowledges and agrees that the Buyer is buying the Property on an "AS IS" and "WHERE IS" condition and basis, with all faults. Buyer is not relying on any statement or information made or given, directly or indirectly, orally or in writing, express or implied, by the Seller or its agents as to the physical and economic nature and/or condition of the Property but, rather, is and will be relying on independent evaluations by its own personnel or consultants to make a determination as to the physical and economic nature, condition and prospects of the Property.

     (c) Buyer has either: (i) delivered to Seller, at least thirty (30) days prior to Closing, any and all environmental reports on or concerning the Property that were prepared by Buyer or on Buyer's behalf; or (ii) has not prepared, or has not caused to be prepared, any environmental reports on or concerning the Property.

     (d) The License Agreement is in full force and effect, and there is no default thereunder by any party.

     6.11  Buyer Indemnity. Buyer agrees that after the Closing Date, Buyer will
           ---------------
indemnify, defend and hold Seller harmless from and against any and all costs, losses, liabilities, damages, lawsuits, claims and expenses, including, without limitation, attorneys' fees and expenses incurred in defending against same, incurred in connection with, arising out of, or resulting from all risks incumbent in ownership of real property (including, without limitation, all environmental risks), except as expressly set forth in the Section hereof entitled "Seller Indemnity". Without limiting the foregoing, Buyer agrees that after the Closing Date, Buyer hereby assumes, and Buyer will indemnify, defend and hold Seller harmless from and against any and all costs, losses, liabilities, damages, lawsuits, claims and expenses, including, without limitation, attorneys' fees and expenses incurred in defending against same, incurred in connection with, arising out of, or resulting, whenever accruing or arising, from (I) the Ground Lease and/or the License Agreement, and (ii) any "environmental" claims, problems, liabilities or other matters affecting the Property.

The provisions of this Section shall survive Closing or other termination of this Agreement.

     6.12  Management of the Property. Until the Closing occurs, Seller shall
           --------------------------
have the right to manage the Property in a manner deemed reasonable in Seller's sole discretion; Seller intends, but shall not be legally bound (other than as expressly set forth in the Management Agreement) to retain Kilroy as Operator of the Property until Closing. Buyer shall be unconditionally obligated to accept the Property "as is", without reduction of the Purchase Price as the result of any actual or alleged mismanagement of the Property prior to the Closing.

     6.13  Leasing. Until the Closing occurs, Seller shall have the right to
           -------
lease the Property in its sole discretion. Seller shall send a copy of the proposed lease to Buyer for its approval, prior to execution (together with a statement of the amount of the brokerage commission and the estimated amount of the tenant improvements, if any, which will be due with respect to such lease), which approval Buyer shall not unreasonably withhold or delay. If seller shall not receive notice of objection from Buyer on or before 5 pm Central time five
(5) business days following Buyer's receipt of a proposed lease, Buyer shall be conclusively deemed to have approved the proposed lease and the amount of the brokerage commission set forth in Seller's notice (all leases set forth on Exhibit "B-1" hereto, and all leases subsequently approved or deemed approved by Buyer are referred to herein as "Approved Leases" and all commissions approved or deemed approved by Buyer are referred to herein as "Approved Commissions"; and at Closing Exhibit "B-1" shall be amended to include all Approved Leases). Because the benefits of new leases shall primarily accrue to the benefit of Buyer, Buyer hereby agrees to reimburse Seller at Closing for all amounts expended by Seller with respect to the Approved Leases for tenant improvements, together with any Approved Commissions paid by Seller pursuant to the terms of the Approved Leases from the Date of Agreement through the Closing Date provided, however, that it is understood and agreed that Seller shall be solely responsible for the cost of Approved Commissions and tenant improvements to premises occupied by Urban Science Application under an Approved Lease. In addition, except as otherwise set forth herein, Buyer hereby assumes all unpaid obligations of the landlord that are required by the express written terms of the Approved Leases (and all unpaid Approved Commissions due with respect to such Approved Leases), including, without limitation, all unpaid obligations required by the express written terms of the Approved Leases for tenant improvements and other tenant concessions, Buyer agreeing to assume all tenant improvement construction contracts for work required by the express written terms of the Approved Leases which is in progress as of the Closing. This provision shall survive the Closing.

     7.  Closing.
         -------

     As used herein, the term "Closing" shall refer to the later to occur of:
(i) the date on which the Escrowholder is authorized to record the Assignment deposited in escrow by Seller; or (ii) the day on which Seller receives the Purchase Price, adjusted in accordance with the provisions of the Section hereof entitled "Prorations".

     7.1.  Buyer's Obligations. The obligations of Buyer with regard to Closing
           -------------------
under this Agreement are, at its option, subject to the fulfillment of each and all of the following conditions prior to or at the Closing:

     (a) Seller shall have performed and complied with all the agreements and conditions required in this Agreement to be performed and complied with by Seller prior to Closing; and Escrowholder may deem all such items to have been performed and complied with when Seller has deposited all items in Escrow as required hereunder;

     (b) The Title Insurer shall have given to Buyer written confirmation that Title Insurer will issue its ALTA extended coverage Owner's Policy of Title Insurance in the amount of the Purchase Price showing title vested in Buyer subject only to the Permitted Exceptions and the usual exceptions found in said policy; and

     (c) The representations of Seller contained herein shall be true and correct in all material respects as of the Closing Date.

     (d) Seller having obtained the written consent of the City of Long Beach, California to the grant, conveyance and assignment of Seller's interest in the Ground Lease to Buyer.

     7.2 Seller's Obligations. The obligations of Seller with regard to Closing under this Agreement are, at Seller's option, subject to the fulfillment of each and all of the following conditions prior to or at the Closing:

     (a) Buyer performing and complying with all the agreements and conditions required by this Agreement to be performed and complied with by Buyer prior to Closing; and Escrowholder may deem all such items to have been performed and complied with when Buyer has deposited with Escrowholder all items required hereunder;

     (b) The results of Buyer's Environmental Report and Future Environmental Report, if any, shall be satisfactory to Seller in its sole discretion; and

     (c) The representations of Buyer contained herein shall be true and correct in all material respects on the Closing Date.

     7.3  Deposits in Escrow. On or before the Closing Date:
          ------------------

     7.3.1  Seller's Deposits. Seller shall deliver into escrow the following,
            -----------------
executed by a duly authorized officer of Seller:

     (a) The Assignment of Lessee's Interest in Ground Lease in the form as
         --------------
     Exhibit "A" attached hereto;

     (b) "FIRPTA" Affidavit in the form as Exhibit "E" attached hereto;
         ------------------

     (c) Certificate of Corporate Authorization in the form as Exhibit "F"
         --------------------------------------
     attached hereto;

     (d) Bill of Sale in the form as Exhibit "G" attached hereto;
         ------------

     (e) Seller's closing instructions to the Escrowholder; and
         -----------------------------

     (f) Seller's Certificate of Reaffirmation of Representations and Warranties
         -----------------------------------------------------------------------
     in the form as Exhibit "H" attached hereto;

     7.3.2  Buyer's Deposits. Buyer shall deliver into escrow the following,
            ----------------
executed by a duly authorized officer of Buyer:

     (i) The Purchase Price, less the Earnest Money then held by Escrowholder,
         ------------------
     plus costs to be paid by Buyer pursuant to the terms of this Agreement, and plus or minus prorations and adjustments shown on the Closing Statement executed by Buyer and Seller;

     (ii) Buyer's closing instructions to the Escrowholder; and
          ----------------------------

     (iii)  Buyer's Certificate of Reaffirmation of Representations and
            -----------------------------------------------------------
     Warranties in the form as Exhibit "I" attached hereto.
     ----------

     7.3.3  Joint Deposits. Buyer and Seller shall jointly deposit with
            --------------
Escrowholder the following documents, each executed by persons or entities duly authorized to execute same on behalf of Buyer and Seller:

     (a) Closing Statement prepared by Escrowholder for approval by Buyer and
         -----------------
     Seller two (2) business days prior to the Closing Date and such Closing Statements shall be deposited with Escrowholder after the same have been executed by Buyer and Seller;

     (b) Assignment and Assumption of Tenant Leases in the form of Exhibit "B"
         ------------------------------------------
     attached hereto; and

     (c) Assignment and Assumption of Contracts and Other Obligations in the
         ------------------------------------------------------------
     form attached as Exhibit "J" hereto, pursuant to which Seller assigns and Buyer assumes all of Seller's interest in maintenance and service contracts, licenses, real estate tax refunds and equipment leases (except insurance policies and the Management Agreement, which shall terminate at Closing). Kilroy shall join in the execution of the Assignment and Assumption of Contracts and Other Obligations to evidence the termination of the Management Agreement.

     7.3.4  Other Documents. Buyer, Seller and Escrowholder shall deposit with
            ---------------
Escrowholder all other documents which are required to be deposited in Escrow by the terms of this Agreement.

     7.4  Costs. Seller and Buyer shall each pay one half of the cost of a
          -----
standard ALTA extended coverage Owner's Title Insurance Policy, but Buyer shall pay the cost of all endorsements to such owner's policy. Seller shall pay to the Broker the Broker's Commission referred to in Section hereof entitled "Basic Terms". If applicable, Broker shall pay to any co-broker the commission or fee agreed to between Broker and co-broker. Buyer and Seller shall each pay one-half of the Escrowholder's charge for the Escrow, if any. Buyer and Seller shall share equally the cost of realty transfer or stamp taxes, and recording fees. Buyer shall pay the cost of a survey, and all other costs and expenses of the sale and Closing, except that the Buyer and Seller shall each pay its own legal fees incurred in connection with the drafting and negotiating of this Agreement and the Closing of the transaction contemplated herein.

     7.5  Title Insurance. As a condition to Closing, Buyer shall receive the
          ----------------
written assurance of the Title Insurer that it will issue to Buyer an ALTA extended coverage Owner's Title Insurance Policy, which policy shall contain all endorsements agreed upon between Buyer and Title Insurer and shall insure title to the Property in the amount of the Purchase Price and showing title vested in Buyer subject only to the "Permitted Exceptions" (as defined in the Section hereof entitled "Title").

     7.6  Prorations. The following items shall be prorated between Buyer and
          ----------
Seller as of the Closing Date:

     (a) Taxes and Assessments. General real estate taxes and assessments and
         ---------------------
     other similar charges which are a lien on the Property, but not yet due and payable as of the Closing Date. The prorations shall be based upon the most recent tax bill and will be final. Any assessments levied against the Property which are payable on an installment basis and which installments are due, payable and outstanding on the Closing Date shall be paid by Seller on the Closing Date, except that where general real estate taxes, assessments, utilities and other expenses are paid by the Tenant under the Lease, no proration will be made.

     (b) Rentals. Other Income and Expenses. Rentals and other amounts and items
         ----------------------------------
     of income relating to the Property, including prepaid rents and percentage rentals. Buyer shall, at Closing, purchase accounts receivable relating to the Property from Seller by a price equal to the following percentage of such outstanding accounts receivable:

         100% of the amount of accounts receivable less than 31 days old;
         95% of the amount of accounts receivable 31 to 60 days old; 90% of the amount of accounts receivable at least 61 to 90 days old; and
         80% of the amount of accounts receivable over 90 days old.

     (c) Expenses. All expenses of operating the Property which have been
         --------
     prepaid by Seller (except insurance pursuant to Section hereof entitled "Insurance").

     (d) Security Deposits. All security and other deposits of Tenant(s) not
         -----------------
     heretofore applied, together with accrued interest, if any, shall be credited to Buyer at the Closing.

     (e) Utilities. Seller shall receive credit for any assignable utility
         ---------
     deposits, if any, which are assigned to Buyer at Buyer's request or with Buyer's consent. To the extent possible, Seller shall cause all electric, gas and water meters which are not payable by Tenants, to be read as of the Closing Date, and Seller shall pay all charges for electricity and water which have accrued to and including the day of Closing and Buyer shall pay all such expenses accruing after the Closing Date.

     (f) Leasing Reimbursements. Seller shall receive a credit from Buyer at
         ----------------------
     Closing for certain leasing expenses, to the extent any exist, required by the provisions of the Section hereof entitled "Leasing".

Buyer and Seller agree to estimate any amounts which cannot be determined accurately as of the Closing Date. All of the foregoing prorations shall be final as of the Closing Date. Prorations and adjustments shall be made by credits to or against the Purchase Price. Expenses incurred in operating the Property that Seller customarily pays and any other costs incurred in the ordinary course of business or the management and operation of the Property shall be prorated on an accrual basis. For purposes of calculating prorations, Seller shall be deemed to be entitled to the income and responsible for the expenses for the entire day upon which the Closing occurs. All apportionments shall be made ill accordance with customary practice in the county in which the Property is located, except as expressly provided herein; in the event of dispute between Buyer and Seller, the advice of the Title Insurer shall be determinative as to what is customary.

     7.7  Insurance. The fire, hazard and other insurance policies relating to
          ---------
the Property shall be canceled by Seller as of the Closing Date and shall not, under any circumstances, be assigned to Buyer. All unearned premiums for fire and any additional hazard insurance premium or other insurance policy premiums with respect to the Property shall be retained by Seller.

     7.8  Close of Escrow. Subject to the provisions of the Section below
          ---------------
entitled "Wire Transfer", pursuant to the terms of this Agreement, as soon as Buyer and Seller have deposited all items required with Escrowholder, and upon satisfaction of the Sections hereof entitled "Buyer's Obligations" and "Seller's Obligations", Escrowholder shall cause the Closing to occur in accordance with the terms hereof by immediately:

     (a) Wire Transfer. Wire transferring the Purchase Price (including the
         -------------
     Earnest Money held by Escrowholder, but less the Broker's Commission, and the amount of costs paid by Seller at Closing, and plus or minus the amount of any prorations pursuant to the terms hereof, all as set forth on the Closing Statement signed by Seller) to Seller directly as follows:

                          Firstar Bank Milwaukee, N.A.
                              Milwaukee, Wisconsin
                             ABA Number 0750 0002 2
                               for the account of
                 The Northwestern Mutual Life Insurance Company
                             Account No. 111000978
                               Attn: Donna Butler
                                   SRE 331269

     Provided, however, that if, in the opinion of the Escrowholder, such wire transfer cannot be accomplished so that the Seller will receive the wire transfer on or before 11 am Central Time on the date otherwise set for Closing, at the sole discretion of Seller, said Closing shall be delayed one business day with appropriate adjustments to the prorations but without releasing Buyer or Seller from their obligations hereunder.

     (b) Recordation. Recording the Assignment;
         -----------

     (c) Delivery of Other Escrowed Documents.
         ------------------------------------

         (I) Joint Delivery. Delivering to each of Buyer and Seller at least one executed counterpart of each of the (i) Assignment and Assumption of Leases, (ii) the Closing Statement;

         (II)   Buyer's Delivery. Delivering to Buyer the (i) Bill of Sale,
         (ii) FIRPTA affidavit, (iii) Certificate of Corporate Authorization, and (iv) Seller's Certificate of Reaffirmation of Representations and Warranties.

         (Ill) Seller's Delivery. Delivering to Seller Buyer's Certificate of Reaffirmation of Representations and Warranties.

     (d) Broker's Commission. Delivering to Broker the Broker's Commission for
         -------------------
     services rendered to Seller, as reflected on the Closing Statement executed by Seller and Buyer. In the event there is a co-broker, Broker shall be responsible for delivering to any co-broker the commission agreed to between Broker and co-broker and neither Buyer nor Seller shall have any responsibility for payment of any commission or fee to any co-broker.

     7.9 Deliveries to Buyer. As soon as reasonably possible after the Closing,
         -------------------
Seller shall deliver the following to Buyer:

     (a) Tenant Lease(s). The original of each Tenant Lease and any amendments
         ---------------
     thereto (if available), or a copy of each Tenant Lease and any amendments thereto in the possession of Seller, if not previously delivered to Buyer.

     (b) Contracts. The originals of all Contracts in the possession of Seller
         ---------
     that have been assigned to and assumed by Buyer.

     (c) Keys. Any keys to any door or lock on the Property in the possession of
         ----
     Seller.

     (d) Licenses and Permits. All original licenses or permits or certified
         --------------------
     copies thereof issued by governmental authorities having jurisdiction over the Property which Seller has in its possession and which are transferable.

     (e) Tenant Notice(s). Copies of the Tenant Notice(s) distributed by Seller
         ----------------
     via US. Mail or other delivery service selected by Seller to the Tenant(s) of the Property, advising the Tenant(s) of the sale of the Property to Buyer and directing the Tenant(s) to pay future rents to Buyer.

     7.10  Recorded Instruments. As soon after the Closing as possible,
           --------------------
Escrowholder shall deliver to Buyer the original recorded Assignment, and shall deliver to Seller a copy of the recorded Assignment, with recordation information noted thereon.

     7.11  Possession. As of the Close Date, possession of the Property shall be
           ----------
delivered to Buyer subject to any right of possession under any items described in the Assignment.

     8.  Casualty.
         --------

     In the event of any loss or damage by fire or other casualty to the Property prior to the Closing which is not material, Closing shall be consummated just as if such loss or damage had not occurred, and Seller shall deliver to Buyer any and all proceeds paid to Seller by Seller's insurer with respect to such casualty. At Closing, Seller shall give Buyer a credit on the Purchase Price in the amount of any deductible. In the event of any material loss or damage by fire or other casualty to the Property prior to the Closing, at Buyer's sole option, either:

     (a) This Agreement shall terminate in accordance with the Section hereof entitled "Non Default Termination" if Buyer shall so notify Seller within ten (10) business days of Buyer having actual knowledge of the casualty; or

     (b) If Buyer shall not have timely notified Seller of its election to terminate this Agreement in accordance with Subsection (a) above, Closing shall be consummated just as if such loss or damage had not occurred, without reduction in the Purchase Price, and Seller shall deliver to Buyer any and all proceeds paid to Seller by Seller's insurer with respect to such casualty. At Closing, Seller shall give Buyer a credit on the Purchase Price in the amount of any deductible.

For purposes of the foregoing, a casualty shall be deemed to be material if the estimated cost of restoration exceeds the Materiality Limit.

     9.  Condemnation.
         ------------

     In the event of any condemnation or taking of all or a part of the Property prior to the Closing which is not material, Closing shall be consummated just as if such loss or damage had not occurred, and Seller shall assign to Buyer all of Seller's interest in any condemnation actions and proceeds. In the event of any material condemnation of all or a part of the Property prior to the Closing at Buyer's sole option, either:

     (a) This Agreement shall terminate in accordance with the Section hereof entitled "Non Default Termination" if Buyer shall so notify Seller within ten (10) business days of Buyer having actual knowledge of the condemnation; or

     (b) If Buyer shall not have timely notified Seller of its election to terminate this Agreement in accordance with Subsection (a) above, Closing shall be consummated just as if such loss or damage had not occurred, without reduction in the Purchase Price, and Seller shall assign to Buyer all of Seller's interest in any condemnation actions and proceeds.

For purposes of the foregoing, a condemnation or taking shall be deemed to be material if the value of the Property taken, as determined by the condemning authority, exceeds the Materiality Limit.

     10.  Notices. All notices which are required or permitted hereunder must be
          -------
in writing and shall be deemed to have been given, delivered or made, as the case may be, (i) when delivered by personal delivery; (ii) three (3) business days after having been deposited in the United States mail, certified or registered, return receipt requested, sufficient postage affixed and prepaid, property addressed; or (iii) one (1) business day after having been deposited with a nationally recognized overnight courier service (such as, by way of example but not limitation, U.S. Express Mail, UPS, Federal Express or Purolator), addressed to the party to whom notice is intended to be given at the address set forth in the Basic Terms, or to such other address as either party may from time to time designate by written notice given to the other party; provided, however that no party may require notice be given to more than 3 addresses.

     11.  Successors and Assigns.
          ----------------------

     This Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto; provided, however, that Buyer shall not transfer, sell, or assign all or any portion of Buyer's rights under this Agreement, provided, however that Buyer may, with at least five (5) business days prior notice, direct Seller to cause title to be vested in an affiliate of Buyer.

     12.  Brokers.
          -------

     Buyer and Seller represent to each other that they have dealt with no broker or other person except the Broker, in connection with the sale of the Property in any manner which might give rise to any claim for commission. Seller agrees to be responsible for payment of Broker's fees only and has not, nor will, assume any liability with respect to any fee or commission payable to any co-broker or any other party. No broker or person other than Broker is entitled to receive any broker's commissions, finder's fees, or similar compensation from Seller in connection with any aspect of the transaction contemplated herein. It is agreed that if any claims for brokerage commissions or fees are ever made against Seller or Buyer in connection with this transaction, all such claims shall be handled and paid by the party whose actions or alleged commitments form the basis of such claim. The party against whom the claim for such fees is made shall indemnify and hold the other party harmless against and in respect of any claim for brokerage or finder's fees or other like payment based in any way upon agreements, arrangements, or understandings made or claimed to have been made by Buyer or Seller with any third person.

     13.  Covenant not to Record.
          ----------------------

     Buyer will not record this Agreement or any memorandum or other evidence thereof. Any such recording shall constitute a material default hereunder on the part of Buyer.

     14.  Default
          -------

     It is agreed by both Seller and Buyer that the remedies for default are provided for in the following Sections and shall constitute the sole and exclusive remedies of the aggrieved party in the event of default by the other party. Without limiting the foregoing, in no event shall Seller have any liability for damages whatsoever.

     14.1  Default by Buyer. In the event of default by Buyer, Seller's sole and
           ----------------
exclusive remedy, except as set forth further in this Section, is to retain all Earnest Money (including all interest thereon) and all money paid on account of the Purchase Price as liquidated damages, in which event this Agreement shall become null and void and both parties shall thereupon be released of all further liability hereunder. Such amount is agreed upon by and between Seller and Buyer as liquidated damages acknowledging the difficulty and inconvenience of ascertaining and measuring actual damages, and the uncertainty thereof; provided that nothing herein contained shall limit the right of Seller to seek damages from Buyer due to any slander of title by Buyer after the termination of this agreement, or due to any other action taken by Buyer with respect to the Property after the termination of this Agreement, no other damages, rights or remedies shall in any case be collectible, enforceable or available to Seller other than as defined in this Section.

     14.2  Default by Seller. In the event of default by Seller, Buyer may elect
           -----------------
either: (i) to terminate this Agreement and receive from Seller reimbursement of the Earnest Money (including all interest thereon) and money paid on account of the Purchase Price; or (ii) to proceed with an action for specific performance of Seller's express obligations hereunder. Seller shall not be obligated to return Earnest Money (including all interest thereon) to Buyer unless Buyer gives Seller written notice terminating all of Buyer's interest in the Property and this Agreement; provided, however, that failure of Buyer to give Seller such notice shall not be construed to expand Buyer's rights or remedies in any manner.

     15.   Non-Default Termination.
           -----------------------

     In the event of any termination of this Agreement (except only a termination of this Agreement to which the Section hereof entitled "Default" is applicable), the following provisions shall apply:

     (a)   All Obligations Terminate. Except for those obligations which
           -------------------------
           expressly survive termination of this Agreement, neither Buyer nor Seller shall have any further obligations hereunder after termination of this Agreement.

     (b)   Return of Earnest Money. The Earnest Money plus accrued interest
           -----------------------
           shall be returned to Buyer upon Seller's receipt of written notice from Buyer terminating this Agreement, expressly acknowledging the termination of all of Buyer's interest in the Property and this Agreement; provided, however, that failure of Buyer to give Seller such notice shall not be construed to expand Buyer's rights or remedies in any manner.

     16.   Miscellaneous.
           -------------

     16.1  Survival of Representations, Covenants, and Obligations. Except as
           -------------------------------------------------------
otherwise expressly provided herein, no representations, covenants, or obligations contained herein made by Seller or Buyer shall survive Closing or termination of this Agreement.

     16.2  Attorneys' Fees. In the event of any litigation between the parties
           ----------------
hereto concerning the terms hereof, the losing party shall pay the reasonable attorneys' fees and costs incurred by the prevailing party in connection with such litigation, including appeals.

     16.3  Publicity. Except to the extent that Buyer would be in violation of
           ---------
any law and except as set forth in Section 6.1(a) hereof, Buyer agrees that it shall (i) treat this transaction strictly confidentially prior to Closing (ii) make no public announcement of the transactions contemplated herein and (iii) neither directly nor indirectly contact the Property's vendors or contractors until after Closing occurs. Neither party will publicly advertise or announce the facts of the sale of the Property, except by mutual written consent, until after the Closing Date. In no event will either party advertise or announce the terms of this Agreement, except by mutual written consent.

     16.4  Captions. The Section headings or captions appearing in this
           --------
Agreement are for convenience only, are not a part of this Agreement, and are not to be considered in interpreting this Agreement.

     16.5  Waiver. No waiver by any party of any breach hereunder shall be
           ------
deemed a waiver of any other or subsequent breach.

     16.6  Time. Time is of the essence with regard to each provision of this
           ----
Agreement. If the final date of any period provided for herein for the performance of an obligation or for the taking of any action falls on a Saturday, Sunday or banking holiday, then the time of that period shall be deemed extended to the next day which is not a Sunday, Saturday or banking holiday.

     16.7  Controlling Law. This Agreement shall be construed in accordance with
           ---------------
the laws of the state of California.

     16.8  Severability. In the event that any one or more of the provisions of
           ------------
this Agreement shall be determined to be void or unenforceable by a court of competent jurisdiction or by law, such determination will not render this Agreement invalid or unenforceable, and the remaining provisions hereof shall remain in full force and effect.

     16.9  Construction. Buyer and Seller agree that each party and its counsel
           ------------
(if applicable) have reviewed, and if necessary, revised this Agreement, and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments, exhibits or schedules hereto.

     16.10 Finance Committee Approval. The obligations of Seller hereunder are
           --------------------------
subject to Seller obtaining appropriate authorization from its Finance Committee and all other necessary authority to perform its obligations under this Agreement, to proceed to close the transaction contemplated hereby, and to execute and deliver all documents to be executed by Seller and Buyer pursuant hereto. In the event Seller has not obtained such approval on or before the Approval Date, Either Buyer or Seller may terminate this Agreement in accordance with the Section hereof entitled "Non-Default Termination".

     16.11 Execution. This Agreement may be executed in any number of
           ---------
counterparts, each of which, when so executed and delivered, shall be deemed an original, but such counterparts together shall constitute but one agreement.

     16.12  Amendments. This Agreement may be amended only by a written
            ----------
instrument executed by Buyer and Seller.

     16.13  Entire Agreement. This written Agreement constitutes the entire and
            ----------------
complete agreement between the parties hereto and supersedes any prior oral or written agreements between the parties with respect to the Property.

     16.14  Exhibits. The following Exhibits are attached hereto and made a part
            --------
hereof:

     Exhibit A - Assignment of Lessee's Interest in Ground Lease
     Exhibit B - Assignment and Assumption of Leases
     Exhibit C - Existing Environmental Reports
     Exhibit D - Exceptions to Representations and Warranties
     Exhibit E - "FIRPTA Affidavit"
     Exhibit F - Certificate of Authorization
     Exhibit G - Quit Claim Bill of Sale
     Exhibit H - Seller's Certificate of Reaffirmation of Representations
     Exhibit I - Buyer's Certificate of Reaffirmation of Representations Exhibit J - Assignment and Assumption of Contracts and Other Obligations Exhibit K - Access and Indemnification Agreement

     IN WITNESS WHEREOF, this Agreement has been executed as of the Date of Agreement, as herein defined in the Section entitled "Basic Terms."

          SELLER:              THE NORTHWESTERN MUTUAL
                               LIFE INSURANCE COMPANY

                            By:   /s/ Robert M. Ruess
                                --------------------------
                                  Robert M. Ruess

                            Its:  Vice President
                                 -------------------------

                            Date: September 3, 1996
                                  ------------------------       [LAW DEPARTMENT
                                                                  STAMP APPEARS
          BUYER:               KILROY INDUSTRIES                  HERE]

                            By:   [SIGNATURE APPEARS HERE]
                                --------------------------

                            Its: -------------------------

                            Date: ------------------------

                                   Exhibit A

                ASSIGNMENT OF LESSEE'S INTEREST IN GROUND LEASE


THIS ASSIGNMENT OF LESSEE'S INTEREST IN GROUND LEASE is made as of this _____ day of __________, 1996 between THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, a Wisconsin corporation, ("Assignor") and KILROY INDUSTRIES, a ________________________________, ("Transferee").


Assignor, in consideration of the sum of Ten ($10.00) Dollars and other good and valuable consideration from Transferee, the receipt whereof is hereby acknowledged, hereby GRANTS, CONVEYS and ASSIGNS to Assignee the following "Estate":

     (a) the interest of the "Developer" in the "Ground Lease" (the "Property"); and

     (b) Assignor's interest in any improvements (the "Improvements") situated on the Property; and

     (c) assignor's interest in any and all other right, title, and interest of Assignor in and to the Property.

     "Ground Lease" means that certain Lease Agreement made the 24th day of January 1989 by and between Kilroy Long Beach Associates, as "Developer", and the City of Long Beach, as Landlord; a Short Form of Ground Lease was recorded in Los Angeles County, California, on January 31, 1989 as Document No. 89
 159802.

     "Developer" has the meaning defined for it in the Ground Lease.

     Assignor hereby warrants to Assignee for itself and its successors and assigns, that:

     (a) as of the date hereof, Assignor has not conveyed the Estate, or any right, title or interest therein, to any person other than Assignee; and,

     (b) the Estate is, as of the date hereof, free from encumbrances done, made, or suffered by Assignor, or any person claiming under Assignor, except only for the rights of the Lessor under the Ground Lease.

PROVIDED, HOWEVER, that Assignor shall have no liability whatsoever with respect to:

     1.   Real Estate Taxes not yet due and payable;

     2.   General and Special Assessments payable after the date hereof;

     3. Liens, claims, easements, covenants, restrictions, encumbrances and other matters of record;

     4.   Zoning and other laws, ordinances and regulations;

     5. Public Utility, Drainage and Highway easements, whether or not of record;

     6.   Rights of parties in possession;

     7. Encroachments and other matters which would be disclosed by an accurate survey or an inspection of the above premises; and,

     8. Consequences of any attack on the title conveyed hereunder under any creditor's rights law, including state insolvency law and federal bankruptcy law.

     IN WITNESS WHEREOF, said The Northwestern Mutual Life Insurance Company, has caused these presents to be executed by ______________________, Vice President thereof, and attested by its Assistant Secretary pursuant to authority duly conferred on such officers by its Board of Trustees.

                                        THE NORTHWESTERN MUTUAL
                                        LIFE INSURANCE COMPANY
                                        720 East Wisconsin Avenue
                                        Milwaukee, Wisconsin 53202


                                        By:
                                               -------------------------
                                               Vice President

                                        Attest:
                                               -------------------------
                                               Assistant Secretary

On this _______ day of _____,1996, the City of Long Beach, as Landlord under the Ground Lease, hereby acknowledges the GRANT, CONVEYANCE and ASSIGNMENT to Kilroy Industries set forth herein and further agrees that it is a permitted sale, transfer and assignment of the estate described herein.


                                                  THE CITY OF LONG BEACH

                                                  By:
                                                     -------------------------

STATE OF WISCONSIN  )
                    ) SS.
COUNTY OF MILWAUKEE )

On this______ day of____________, A.D., 19__, before me appeared _________________________________________ and __________________________ Vice
President and Assistant Secretary, respectively, of The Northwestern Mutual Life Insurance Company, who are personally to me known and known to me to be such Vice President and Assistant Secretary and to be the same persons who, as such officers, executed the foregoing instrument of writing in the name of said corporation and duly and severally acknowledged the execution thereof as the free act and deed of said corporation.

And then and there the said ________________ and __________________,being by me first duly sworn, did say, each for himself, that the said ________________ is Vice President and the said ________________ is Assistant Secretary of The Northwestern Mutual Life Insurance Company, that the seal affixed to the foregoing instrument is the corporate seal of said corporation and that said instrument was signed and sealed in its behalf by authority of its Board of Trustees.


_________________________________

Notary Public, State of Wisconsin
My Commission expires: ________



This instrument was prepared for THE NORTHWESTERN MUTUAL LIFE
INSURANCE COMPANY by _______________, Attorney, 720 East
Wisconsin Avenue, Milwaukee, Wisconsin 53202.

                                   Exhibit A
                               Legal Description




PARCELS 1 AND 2 OF PARCEL MAP NO. 16960, IN THE CITY OF LONG BEACH, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP FILED IN BOOK 208 PAGES 92 THROUGH 100 INCLUSIVE OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, TOGETHER WITH IMPROVEMENTS LOCATED THEREON.

EXCEPT THEREFROM ALL OIL, GAS, AND OTHER HYDROCARBONS IN AND UNDER, OR WHICH MAY BE PRODUCED OR SAVED FROM SAID LAND, TOGETHER WITH ALL RIGHTS OF EVERY KIND AND DESCRIPTION WHATSOEVER TO DRILL FOR, DEVELOP, TAKE, REMOVE, AND SEVER THE SANE, OR ANY PART THEREOF, FROM SAID LAND, WITHOUT, HOWEVER, THE RIGHT TO THE USE OF THE SURFACE OF SAID LAND IN CONNECTION WITH THE DEVELOPMENT OR REMOVAL OF SAID OIL, GAS OR OTHER HYDROCARBONS, ALL DRILLING AND BORING FOR SAID PURPOSES TO BE DONE BENEATH THE SURFACE OF SAID LAND AT ANY LEVEL, 100 FEET, OR MORE, BELOW THE SURFACE THEREOF, THE SURFACE OPENING OF THE WELL HOLE TO BE LOCATED ON LAND OTHER THAN THE LAND ABOVE DESCRIBED, AS RESERVED IN THE DEED FROM BIXBY LAND COMPANY, A CORPORATION, RECORDED AUGUST 25, 1948 IN BOOK 28072 PAGE 204, OFFICIAL RECORDS, AND RECORDED FEBRUARY 10, 1950 IN BOOK 32238 PAGE 67, OFFICIAL RECORDS, AND RECORDED DECEMBER 28, 1950 IN BOOK 35178 PAGE 303, OFFICIAL RECORDS, AND RECORDED DECEMBER 28, 1950 IN BOOK 35179 PAGE 310, OFFICIAL RECORDS.

                                   EXHIBIT B

                      Assignment and Assumption of Leases


     BY THIS AGREEMENT, made this ______day of_________, 1996, The Northwestern Mutual Life Insurance Company, a Wisconsin corporation, ("Assignor"), and Kilroy Industries, a ______________ ("Assignee"), confirm and agree as follows:

                                       I.
                                    RECITALS

     1.1 Assignor has agreed to sell its interest in the Property the real property described on Schedule 2 (the "Property") to Assignee on or before ___________________________________ , 199__

     1.2 Assignor desires to assign to Assignee and Assignee desires to acquire the Assignor's interest under the leases described on Schedule I (the "Leases"), effective upon the closing of the sale described in 1.1 above (the "Closing").

                                      II.
                                   AGREEMENT

     2.1 In consideration of the sum of Ten Dollars ($10.00) paid by Assignee, the receipt of which is hereby acknowledged, the Assignor hereby assigns to Assignee, all of its interest in the Leases, subject to the terms, covenants, provisions, and conditions set forth therein.

     2.2 In order to induce Assignor to execute and deliver this instrument and to assign the interest hereby conveyed, Assignee covenants with the Assignor as follows:

     a) To promptly pay or cause to be paid to the person or persons, corporations, who from time to time may be entitled thereto, all taxes and assessments, and all other amounts of any nature provided by the terms of such Leases to be paid by the landlord;

     b) To assume, keep, observe, and perform duly and punctually, all of the terms, covenants, provisions, and conditions contained in such Leases on the part of the landlord to be kept, observed, and performed in the same manner and with the same effect as though Assignee were the original and named landlord to such leases, and specifically Assignee agrees to pay to the existing and future tenants all sums that have been or may be collected as security deposits if such payments are required in accordance with the terms of such leases;

     c) To indemnify Assignor against any claims arising under such Leases subsequent to the date of Closing.

     IN WITNESS WHEREOF, Assignor and Assignee by their proper officers thereunder duly authorized, have executed these presents as of the day and year first hereinabove written.

          Assignor:  THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

                         By:
                            -------------------------------
                         Its:       Vice President

                         Attest:
                                ---------------------------
                         Its:       Assistant Secretary

          Assignee:  KILROY INDUSTRIES

                         By:
                            -------------------------------

                         Its:
                             ------------------------------

                         Attest:
                                ---------------------------

                         Its:
                             ------------------------------

STATE OF WISCONSIN   )
                     ) ss.
COUNTY OF MILWAUKEE  )

The foregoing instrument was acknowledged before me this_____day of ______________, 199__, __________________ and ___________ the Vice
President and Assistant Secretary respectively, of The Northwestern Mutual Life Insurance Company, and acknowledged the execution of the foregoing instrument as the act and deed of said corporation.


----------------------------------

Notary Public
My commission expires:




STATE OF             )
                     ) ss.
COUNTY OF)


The foregoing instrument was acknowledged before me this ______ day of ____________, 199__, _____________ and _____________ the Vice President and
Assistant Secretary respectively, of ______________________________________
and acknowledged the execution of the foregoing instrument as the act and deed of said trust.


----------------------------------

Notary Public
My commission expires:

                                   SCHEDULE 1
                  ASSIGNMENT OF LANDLORD'S INTEREST IN LEASES

                                 List of Leases

Leases between The Northwestern Mutual Life Insurance Company, as assignee of the interests of Kilroy Long Beach Associates and

1.  Olympus America, Inc.

2.  McDonnell Douglas Corporation

3.  Federal Express

4.  Lanier Worldwide

5.  Urban Science Application

6.  Chilton Company


Leases between The Northwestern Mutual Life Insurance Company and

1.  Leviton Manufacturing Company

2.  De Vry, Inc.

                                   SCHEDULE 2
                      ASSIGNMENT AND ASSUMPTION OF LEASES

                               Legal Description


PARCELS 1 AND 2 OF PARCEL MAP NO. 16960, IN THE CITY OF LONG BEACH, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP FILED IN BOOK 208 PAGES 92 THROUGH 100 INCLUSIVE OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, TOGETHER WITH IMPROVEMENTS LOCATED THEREON.

EXCEPT THEREFROM ALL OIL, GAS, AND OTHER HYDROCARBONS IN AND UNDER, OR WHICH
MAY BE PRODUCED OR SAVED FROM SAID LAND, TOGETHER WITH ALL RIGHTS OF EVERY KIND AND DESCRIPTION WHATSOEVER TO DRILL FOR, DEVELOP, TAKE, REMOVE, AND SEVER THE SAME, OR ANY PART THEREOF, FROM SAID LAND, WITHOUT, HOWEVER, THE RIGHT TO THE USE OF THE SURFACE OF SAID LAND IN CONNECTION WITH THE DEVELOPMENT OR REMOVAL OF SAID OIL, GAS OR OTHER HYDROCARBONS, ALL DRILLING AND BORING FOR SAID PURPOSES TO BE DONE BENEATH THE SURFACE OF SAID LAND AT ANY LEVEL, 100 FEET, OR MORE, BELOW THE SURFACE THEREOF, THE SURFACE OPENING OF THE WELL HOLE TO BE LOCATED ON LAND OTHER THAN THE LAND ABOVE DESCRIBED, AS RESERVED IN THE DEED FROM BIXBY LAND COMPANY, A CORPORATION, RECORDED AUGUST 25, 1948 IN BOOK 28072 PAGE 204, OFFICIAL RECORDS, AND RECORDED FEBRUARY 10, 1950 IN BOOK 32238 PAGE 67, OFFICIAL RECORDS, AND RECORDED DECEMBER 28, 1950 IN BOOK 35178 PAGE 303, OFFICIAL RECORDS, AND RECORDED DECEMBER 28, 1950 IN BOOK 35179 PAGE 310, OFFICIAL RECORDS.

                                   EXHIBIT C

                         Existing Environmental Reports

1. Environmental Assessment Report performed by Targhee, Incorporated, dated May 19, 1988 and corollary documents under cover letter from Targhee, Incorporated, dated July 14, 1988.

2.  Environmental Site Assessment performed by CTL Environmental
Services for the Northwestern Mutual Life Insurance Company, dated
August 3, 1993.

3. Phase I Environmental Site Assessment performed by CTL Environmental Services for The Northwestern Mutual Life Insurance Company, dated
June 3, 1993.

                                   EXHIBIT D

             Exceptions to Seller's Representations and Warranties



                                      NONE

                                   EXHIBIT E

                              "FIRPTA" Affidavit

     Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property must withhold tax if the transferor is a foreign person. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by The Northwestern Mutual Life Insurance Company, the undersigned hereby certifies the following on behalf of The Northwestern Mutual Life Insurance Company.

     1. The Northwestern Mutual Life Insurance Company is a Wisconsin corporation and is not a foreign corporation;

     2. The Northwestern Mutual Life Insurance Company's U.S. employer identification number is 39-0509570; and

     3. The Northwestern Mutual Life Insurance Company's home office address is 720 East Wisconsin Avenue, Milwaukee, WI 53202.

     The undersigned understands that this certification may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment or both.

     Under penalty of perjury, I declare that I have examined this certificate and to the best of my knowledge and belief, it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of The Northwestern Mutual Life Insurance Company.


                               THE NORTHWESTERN MUTUAL
                               LIFE INSURANCE COMPANY

Dated:                         By:
      ------------------          ------------------------------
                               Its:
                                   -----------------------------

                                   EXHIBIT F

                     CERTIFICATE OF CORPORATE AUTHORIZATION

     I, ____________________, do hereby certify that I am an Assistant Secretary of The Northwestern Mutual Life Insurance Company, a Wisconsin corporation (the "Company"); and that the following are true and correct excerpts from the By-Laws of the Company, now in full force and effect, relating to the powers of the Finance Committee of the Company and the execution of instruments on behalf of the Company:

          "Section 2.6 Finance Committee. (a) COMPOSITION AND POWERS. The
                       -----------------      ----------------------
          finance committee shall consist of such number of trustees as the board may determine, to be elected annually by the board, plus the chairman of the board, if any, and the president, if a trustee. When the board is not in session, the finance committee shall have and may exercise all of the powers of the board in regard to the assets and investments of the Company (except assets used in the operation of the Company's principal office and agencies) including, without limitation, the power directly or by delegation to do all such acts and things as it may deem necessary and proper to (i) establish the Company's financial and investment policy, (ii) invest, reinvest, manage, select, sell and otherwise dispose of the Company's assets,
          (iii) designate depositories for the Company's funds and authorize persons to make deposits in and withdrawals from such depositories,
          (iv) appoint one or more managers of the Company's regional loan and real estate offices, (v) borrow money for the use and benefit of the Company in such amount and on such terms as it shall determine, and
          (vi) pledge the Company's assets as security for the payment of such loan or other purposes."

                              ******************

          "Section 6.3 Other Instruments. The chairman of the board, the
                       -----------------
          president, the vice presidents, and such other persons as the board, the executive committee or the finance committee may designate shall each have authority to execute and acknowledge on behalf of the Company all instruments executed in the name of the Company; and the chairman of the board, the president and the vice presidents shall each have authority to execute powers of attorney authorizing other persons to execute and acknowledge such instruments in specific instances. The secretary and any associate or assistant secretary shall each have authority to attest, countersign and acknowledge all such instruments requiring attestation, countersignature or acknowledgment. Insurance policies and annuity contracts issued by the Company and endorsements thereto shall be executed in the manner provided by the board or executive committee."

     I further certify that the Finance Committee of the Company, by resolution approved on _________, 1996, which resolution is now in full force and effect, has authorized the sale of _______________________.

     I further certify that _____________________ is a Vice President and _______________ is an Assistant Secretary of the Company.

     IN WITNESS WHEREOF, I have hereunto affixed my name as Assistant Secretary, and caused the corporate seal of the Company to be hereto affixed this __ day of ________________, 19__.


                               ____________________________________
                               Assistant Secretary of
                               The Northwestern Mutual Life
                               Insurance Company

STATE OF WISCONSIN     )
                       ) ss.
COUNTY OF MILWAUKEE    )

On __________________, before me, __________________, personally appeared _____________, Assistant Secretary of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY. personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity (ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.


_________________________________
Notary Public, State of Wisconsin

My commission expires: _______________________

                                  EXHIBIT "A"
                               TO CERTIFICATE OF
                            CORPORATE AUTHORIZATION



PARCELS 1 AND 2 OF PARCEL MAP NO.16960, IN THE CITY OF LONG BEACH, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP FILED IN BOOK 208 PAGES 92 THROUGH 100 INCLUSIVE OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, TOGETHER WITH IMPROVEMENTS LOCATED THEREON.

EXCEPT THEREFROM ALL OIL, GAS, AND OTHER HYDROCARBONS IN AND UNDER, OR WHICH
MAY BE PRODUCED OR SAVED FROM SAID LAND, TOGETHER WITH ALL RIGHTS OF EVERY KIND AND DESCRIPTION WHATSOEVER TO DRILL FOR, DEVELOP, TAKE, REMOVE, AND SEVER THE SAME, OR ANY PART THEREOF, FROM SAID LAND, WITHOUT, HOWEVER, THE RIGHT TO THE USE OF THE SURFACE OF SAID LAND IN CONNECTION WITH THE DEVELOPMENT OR REMOVAL OF SAID OIL, GAS OR OTHER HYDROCARBONS, ALL DRILLING AND BORING FOR SAID PURPOSES TO BE DONE BENEATH THE SURFACE OF SAID LAND AT ANY LEVEL, 100 FEET, OR MORE, BELOW THE SURFACE THEREOF, THE SURFACE OPENING OF THE WELL HOLE TO BE LOCATED ON LAND OTHER THAN THE LAND ABOVE DESCRIBED, AS RESERVED IN THE DEED FROM BIXBY LAND COMPANY, A CORPORATION, RECORDED AUGUST 25, 1948 IN BOOK 28072 PAGE 204, OFFICIAL RECORDS, AND RECORDED FEBRUARY 10, 1950 IN BOOK 32238 PAGE 67,
OFFICIAL RECORDS, AND RECORDED DECEMBER 28, 1950 IN BOOK 35178 PAGE 303, OFFICIAL RECORDS, AND RECORDED DECEMBER 28, 1950 IN BOOK 35179 PAGE 310, OFFICIAL RECORDS.

                                   EXHIBIT G

                            QUIT CLAIM BILL OF SALE

     Know all men by these presents, that THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, a Wisconsin corporation, with its principal office located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202 ("Seller"), in consideration of the sum of Ten and no/100 Dollars ($10.00) and other good and valuable consideration, to it in hand paid by KILROY INDUSTRIES ("Buyer") the receipt and sufficiency of which is hereby acknowledged, quit claims to Buyer its interests in the personal property described on Exhibit 2 attached hereto which is located on, or is used or intended for use in connection with the land described on
Exhibit I attached hereto or the improvements located on such land.

     SELLER MAKES NO WARRANTIES WHATSOEVER, INCLUDING WITHOUT LIMITATION, WARRANTIES OF CONDITION, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

        IN WITNESS WHEREOF, Seller has executed this instrument as of __________________________, 199__.

                                      THE NORTHWESTERN MUTUAL LIFE
                                       INSURANCE COMPANY

(CORPORATE SEAL)
                                      By:
                                         -----------------------------
                                           Its Vice President

                                      Attest:
                                             -------------------------
                                           Its Vice President

                                   EXHIBIT I
                                       TO
                            QUIT CLAIM BILL OF SALE


                               Legal Description



PARCELS 1 AND 2 OF PARCEL MAP NO.16960, IN THE CITY OF LONG BEACH, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP FILED IN BOOK 208 PAGES 92 THROUGH 100 INCLUSIVE OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, TOGETHER WITH IMPROVEMENTS LOCATED THEREON.

EXCEPT THEREFROM ALL OIL, GAS, AND OTHER HYDROCARBONS IN AND UNDER, OR WHICH MAY BE PRODUCED OR SAVED FROM SAID LAND, TOGETHER WITH ALL RIGHTS OF EVERY KIND AND DESCRIPTION WHATSOEVER To DRILL FOR, DEVELOP, TAKE, REMOVE, AND SEVER THE SAME, OR ANY PART THEREOF, FROM SAID LAND, WITHOUT, HOWEVER, THE RIGHT TO THE USE OF THE SURFACE OF SAID LAND IN CONNECTION WITH THE DEVELOPMENT OR REMOVAL OF SAID OIL, GAS OR OTHER HYDROCARBONS, ALL DRILLING AND BORING FOR SAID PURPOSES TO BE DONE BENEATH THE SURFACE OF SAID LAND AT ANY LEVEL, 100 FEET, OR MORE, BELOW THE SURFACE THEREOF, THE SURFACE OPENING OF THE WELL HOLE TO BE LOCATED ON LAND OTHER THAN THE LAND ABOVE DESCRIBED, AS RESERVED IN THE DEED FROM BIXBY LAND COMPANY, A CORPORATION, RECORDED AUGUST 25, 1948 IN BOOK 28072 PAGE 204, OFFICIAL RECORDS, AND RECORDED FEBRUARY 10, 1950 IN BOOK 32238 PAGE 67, OFFICIAL RECORDS, AND RECORDED DECEMBER 28, 1950 IN BOOK 35178 PAGE 303, OFFICIAL RECORDS, AND RECORDED DECEMBER 28, 1950 IN BOOK 35179 PAGE 310, OFFICIAL RECORDS.

                        KILROY AIRPORT CENTER LONG BEACH
                                   SRE 331269

                               PERSONAL PROPERTY



Exterior Furnishings
--------------------

Item                          Quantity
----                          --------
Concrete Ash/Trash Urns            8
Concrete Planters                 27
Metal Benches                      7
"Mini" Concrete Ash Urns           1

Interior Furnishings
--------------------

Item                          Quantity
----                          --------
Teak Benches                       4
Teak Planters                     22

Steelcase Partitions
--------------------
     (see next page)


                                  EXHIBIT "2"

                      DESCRIPTION OF STEELCASE PARTITIONS

================================================================================
                 SIZE                                  QTY./1/
================================================================================
                                  65" Panels
--------------------------------------------------------------------------------
        65"x20"                                                164ea
--------------------------------------------------------------------------------
        65"x25"                                                116ea
--------------------------------------------------------------------------------
        65"x30"                                                232ea
--------------------------------------------------------------------------------
        65"x36"                                                711ea
--------------------------------------------------------------------------------
        65"x42"                                                553ea
--------------------------------------------------------------------------------
        65"x45"                                                191ea
--------------------------------------------------------------------------------
        65"x60"                                                815ea
================================================================================
                                42" Low Panels
--------------------------------------------------------------------------------
        42"x20"                                                 30ea
--------------------------------------------------------------------------------
        42"x25"                                                  8ea
--------------------------------------------------------------------------------
        42"x30"                                                252ea
--------------------------------------------------------------------------------
        42"x36"                                                158ea
--------------------------------------------------------------------------------
        42"x42"                                                 52ea
--------------------------------------------------------------------------------
        42"x45"                                                206ea
--------------------------------------------------------------------------------
        42"x60"                                                155ea
================================================================================
                             75" Extra High Panels
--------------------------------------------------------------------------------
        75"x20"                                                 13ea
-------------------------------------------------------------------------------
        75"x25"                                                  3ea
--------------------------------------------------------------------------------
        75"x30"                                                  7ea
-------------------------------------------------------------------------------
        75"x35"                                                  5ea
-------------------------------------------------------------------------------
        75"x36"                                                  3ea
-------------------------------------------------------------------------------
        75"x42"                                                  7ea
-------------------------------------------------------------------------------
        75"x45"                                                 24ea
===============================================================================

/1/Seller does not warrant or represent the number of panels and Buyer shall accept the same "as is," "where is" and irrespective of the actual number of panels now existing.

                                  EXHIBIT "2"

                                   EXHIBIT H


            SELLER'S CERTIFICATE OF REAFFIRMATION OF REPRESENTATIONS


            KNOW ALL MEN BY THESE PRESENTS that pursuant to Section 6.8 of the Real Estate Purchase Agreement dated ___________________________, by and between The Northwestern Mutual Life Insurance Company, as Seller, and Kilroy Industries, as Buyer (the "Agreement"), Seller hereby certifies and confirms to Buyer, that all of the representations and warranties of Seller contained in the Agreement are true and correct in all material respects on and as of the date hereof with the same effect as though such representations and warranties had been made on and as of such date. As provided in Section 6.8 of the Agreement, this certification and all of the representations and warranties made by Seller in the Agreement shall automatically expire, terminate and be of no further force and effect as of ____________________________.


            IN WITNESS WHEREOF the undersigned has executed this Certificate this _____ day of ______________, 1996.


                                       THE NORTHWESTERN MUTUAL LIFE
                                       INSURANCE COMPANY


                                       By:
                                          -------------------------------
                                       Name:
                                       Its:  Vice President


                                       Attest:
                                              ---------------------------
                                       Name:
                                       Its:  Assistant Secretary

                                   EXHIBIT I

             BUYERS CERTIFICATE OF REAFFIRMATION OF REPRESENTATIONS


                    KNOW ALL MEN BY THESE PRESENTS that pursuant to Section ___ of the Real Estate Purchase Agreement dated __________________, by and between The Northwestern Mutual Life Insurance Company, as Seller, and Kilroy Industries, as Buyer (the "Agreement"), Buyer hereby certifies and confirms to Seller, that all of the representations and warranties of Buyer contained in the Agreement are true and correct in all material respects on and as of the date hereof with the same effect as though such representations and warranties had been made on and as of such date.

                IN WITNESS WHEREOF the undersigned has executed this Certificate this ______ day of ____________, 1996.

                                       ----------------------------------

                                       By:
                                          -------------------------------
                                       Name:
                                            -----------------------------
                                       Title:
                                             ----------------------------


                                       By:
                                          -------------------------------
                                       Name:
                                            -----------------------------
                                       Title:
                                             ----------------------------

                                   EXHIBIT J

          Assignment and Assumption of Contracts and Other Obligations


     BY THIS AGREEMENT, made this ___ day of _____________________, 1996
The Northwestern Mutual Life Insurance Company, a Wisconsin corporation, ("Assignor"), and Kilroy Industries, a _____________ ("Assignee"), confirm and agree as follows:

                                       I.
                                    RECITALS

     1.1 Assignor has agreed to sell its interest in the "Property" to Assignee on or before ___________, 1996. As used herein, the term "Property" means certain property commonly known as 3880 and 3900 Kilroy Airport Way, Long Beach, CA 90806 (the "Property"), which is more particularly described on Exhibit "A" hereto.

     1.2 Assignor desires to assign to Assignee and Assignee desires to acquire the Assignor's interest in all service and maintenance contracts, licenses, real estate tax refunds and equipment leases affecting the Property, except for insurance policies and that certain Management Agreement entered into between Buyer, as Operator and Seller, as Owner on July 21, 1993, (the "Contracts") effective upon the closing of the sale described in 1.1 above (the "Closing").

                                      II.
                                   AGREEMENT

     2.1 In consideration of the sum of Ten Dollars ($10.00) paid by Assignee, the receipt of which is hereby acknowledged, the Assignor hereby assigns to Assignee, all of its right, title, and interest in and for Contracts, subject to the terms, covenants, provisions, and conditions set forth therein.

     2.2 In order to induce Assignor to execute and deliver this instrument and to assign the interest hereby conveyed, Assignee covenants with the Assignor as follows:

          a) To promptly pay or cause to be paid to the person or persons, corporations, who from time to time may be entitled thereto, all amounts of any nature provided by the terms of such Contracts, to be paid by the owner of the Property;

          b) To assume, keep, observe, and perform duly and punctually, all of the terms, covenants, provisions, and conditions contained in such Contracts on the part of the landlord to be kept, observed, and performed in the same manner and with the same effect as though Assignee were the original and named party to such Contracts;

          c) To indemnify Assignor against any claims arising under such Contracts.

     IN WITNESS WHEREOF, Assignor and Assignee by their proper officers thereunder duly authorized, have executed these presents as of the day and year first hereinabove written.

          Assignor:               THE NORTHWESTERN MUTUAL LIFE
                                   INSURANCE COMPANY

                                  By:
                                     ------------------------------------
                                  Its:  Vice President
                                  Attest:
                                         --------------------------------

                                  Its:  Assistant Secretary

          Assignee:               KILROY INDUSTRIES

                                  By:
                                     ------------------------------------

                                  Its:
                                      -----------------------------------

                                  Attest:
                                         --------------------------------
                                  Its:
                                      -----------------------------------

                                   EXHIBIT K

                     Access and Indemnification Agreement


     This ACCESS AND INDEMNIFICATION AGREEMENT (the "Agreement") is entered into as of the __ day of __________, 1996, by and between THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, a Wisconsin corporation, ("NML"}, and KILROY INDUSTRIES, INC., ("Kilroy").

     WHEREAS, NML is the owner of a leasehold interest in land described on Exhibit A attached hereto, created by a ground lease between Kilroy Long Beach Associates and the City of Long Beach dated January 24, 1989;

     WHEREAS, the Property contains one or more underground storage tanks and was the former site of a gasoline station and aircraft painting operation;

     WHEREAS, Kilroy has retained ________________________ ("_____")to perform various tests and/or inspections of the Property, including but not limited to examining the terrain, physical and environmental conditions of the Property and, ______________________________________; and

     WHEREAS, NML, has agreed to allow such work on the Property under the terms of this Agreement.

     NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, NML and Kilroy agree as follows:

     1. NML hereby grants to Kilroy a revocable license to permit _____ to enter the Property and perform the following work on the Property in accordance with this Agreement:

          a.
              ----------------------------------
              ----------------------------------


          b.
              ----------------------------------

              ------------------------------------

          c.
              ------------------------------------
              ------------------------------------

          d.
              ------------------------------------
              ------------------------------------

Any work in addition to the specific activities described above will require the written consent of NML.

     2. Kilroy hereby agrees that neither it, nor its contractors or agents, will enter onto the Property without two (2) days prior written notice to NML at the following address:

                    The Northwestern Mutual Life Insurance Company AT&T Building, Suite 2100
                    611 West Sixth Street
                    Los Angeles, California 90017
                    Attn:  Robert Ralls

     3. Kilroy hereby agrees that its agents or contractors will observe all appropriate safety precautions in conducting any inspections of the Property. At the sole discretion of NML, Kilroy's agents and contractors may be required to observe safety precautions which exceed any limits as required by law.

     4. Kilroy hereby agrees that it shall provide NML with satisfactory certificates of insurance evidencing that Kilroy's agents or contractors have insurance in full force and effect meeting the requirements set forth below. Nothing herein contained shall in any way limit Kilroy's liability under this Agreement or otherwise.

           Type                                Limits
           ----                                ------

     Worker's Compensation and                 $ Statutory
      Employer's Liability

     General Liability                   $1,000,000/occurrence

     $1,000,000/aggregate

     Automobile Liability                $1,000,000/person
                                         $1,000,000/occurrence

     Professional Liability
     $1,000,000/occurrence
                                         $1,000,000/aggregate

     Pollution Liability                 $1,000,000/occurrence
                                         $1,000,000/aggregate

Kilroy will guarantee that its agents and contractors maintain the aforesaid coverages throughout the term of this Agreement and for a minimum period of three (3) years following the termination of this Agreement.

     5. Kilroy hereby agrees that the rights granted herein shall be subject to the rights of any tenants occupying the Property, including without limitation, rights of quiet enjoyment, and Kilroy agrees that Kilroy, and its agents and contractors, will not interfere with any tenants, contractors, or invitees on the Property.

     6. Kilroy hereby agrees that Kilroy, and its agents and contractors, will hold in strict confidence any information obtained regarding the Property, and agrees to provide NML with copies of any reports generated in connection with the rights granted herein provided that Kilroy may disclose the information permitted to be disclosed by 6.1(a) of the Real Estate Purchase Agreement entered into by NML and Kilroy, as Seller and Buyer respectively on ________________, 1996.

     7. Kilroy hereby acknowledges and agrees that it is only authorized to install and operate ___________ monitoring wells at the locations described in Exhibit B attached hereto and incorporated herein, and that such installation shall be completed with a flush mounted and locked design. Kilroy further agrees to properly abandon all wells and other disturbances and restore, to the reasonable satisfaction of NML, the Property to its condition prior the conduct of any Work by or on behalf of Kilroy

     8. Kilroy hereby agrees to indemnify, defend and hold NML and its employees, tenants, invitees, contractors and agents (the "Indemnified Parties") harmless from and against any losses, damages, expenses, liabilities, claims, demands and causes of action (together with any legal fees and other expense incurred by the Indemnified Parties in connection therewith), resulting directly or indirectly from, or in connection with, (i) contamination of the Property by Kilroy or its agents or contractors, or
(ii) any entry on the Property (whether or not permitted by this Agreement) by Kilroy or its agents, contractors or other representatives, including, without limitation, any losses, damages, expenses, liabilities, claims, demands and causes of action resulting, or alleged to be resulting, from injury or death of persons, or damage to the Property or any other property, or mechanic's or materialmen's liens.

     9. The rights granted Kilroy hereunder shall terminate on July ___, 1996. The indemnifications contained in section 8 hereof shall survive such termination. Any extension of the aforesaid rights shall require written approval of NML. Such approval will not be unreasonably withheld by NML.

     10. No action or proceeding brought or instituted under this Agreement and no recovery made as a result thereon shall be a bar or defense to any further action or proceeding under this Agreement.

     11. In the event that any lien is placed upon all or any portion of the Property as a result of the work being performed hereunder, Kilroy shall pay or bond and discharge such lien within five (5) days after notice of such lien.

     12. Neither NML's granting of nor Kilroy's exercise of the rights given hereunder shall be deemed to be a right to remediate or a remediation of an environmental problem on the Property.

     13. This Agreement and the provisions herein shall be interpreted, construed, and enforced in accordance with the laws of the State of California.

     14. Nothing in this agreement shall prevent NML from transferring this agreement to any subsequent owner of the Property. Any subsequent owner of the Property shall have all the same rights and privileges afforded NML in this agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

                                              THE NORTHWESTERN MUTUAL
                                              LIFE INSURANCE COMPANY

                                              By:
                                                 ----------------------------

                                              Title:
                                                    -------------------------


                                              KILROY INDUSTRIES

                                              By:
                                                 ----------------------------

                                              Title:
                                                    -------------------------

                                   EXHIBIT A

                               LEGAL DESCRIPTION



PARCELS 1 AND 2 OF PARCEL MAP NO. 16960, IN THE CITY OF LONG BEACH, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP FILED IN BOOK 208 PAGES 92 THROUGH 100 INCLUSIVE OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, TOGETHER WITH IMPROVEMENTS LOCATED THEREON.

EXCEPT THEREFROM ALL OIL, GAS, AND OTHER HYDROCARBONS IN AND UNDER, OR WHICH MAY BE PRODUCED OR SAVED FROM SAID LAND, TOGETHER WITH ALL RIGHTS OF EVERY KIND AND DESCRIPTION WHATSOEVER TO DRILL FOR, DEVELOP, TAKE, REMOVE, AND SEVER THE SAME, OR ANY PART THEREOF, FROM SAID LAND, WITHOUT, HOWEVER, THE RIGHT TO THE USE OF THE SURFACE OF SAID LAND IN CONNECTION WITH THE DEVELOPMENT OR REMOVAL OF SAID OIL, GAS OR OTHER HYDROCARBONS, ALL DRILLING AND BORING FOR SAID PURPOSES TO BE DONE BENEATH THE SURFACE OF SAID LAND AT ANY LEVEL, 100 FEET, OR MORE, BELOW THE SURFACE THEREOF, THE SURFACE OPENING OF THE WELL HOLE TO BE LOCATED ON LAND OTHER THAN THE LAND ABOVE DESCRIBED, AS RESERVED IN THE DEED FROM BIXBY LAND COMPANY, A CORPORATION, RECORDED AUGUST 25, 1948 IN BOOK 28072 PAGE 204, OFFICIAL RECORDS, AND RECORDED FEBRUARY 10, 1950 IN BOOK 32238 PAGE 67, OFFICIAL RECORDS, AND RECORDED DECEMBER 28,1950 IN BOOK 35178 PAGE 303, OFFICIAL RECORDS, AND RECORDED DECEMBER 28, 1950 IN BOOK 35179 PAGE 310, OFFICIAL RECORDS.

                                   EXHIBIT B

                          LOCATION OF MONITORING WELLS



46859/22